SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Intermediate Tax/AMT Free Fund
The following changes are effective on or about August 2, 2018:
DWS Intermediate Tax/AMT Free Fund will be renamed DWS Intermediate Tax-Free Fund. All references in the prospectuses to the DWS Intermediate Tax/AMT Free Fund will be superseded with DWS Intermediate Tax-Free Fund.
The following information replaces the “Main Investments” disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “Fund Details” section of the fund’s prospectuses:
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and in other securities whose income is free from regular federal income tax and alternative minimum tax (AMT). The fund may invest up to 20% of net assets in securities whose income is subject to AMT.
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include municipal lease obligations and investments representing an interest therein.
This fund normally invests at least 65% of total assets in municipal securities of the top three grades of credit quality. The fund could invest up to 35% of total assets in debt securities rated in the fourth credit grade, which is still considered investment-grade. The fund may invest up to 10% of total assets in high yield debt securities (commonly referred to as junk bonds) of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade debt securities, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.
The fund may also invest in exchange-traded funds (ETFs). The fund’s investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.
The following disclosure replaces similar disclosure contained under the “MAIN RISKS” section of the summary section and “Fund Details” section of the fund's prospectuses.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
The following disclosure replaces similar disclosure contained under the “UNDERSTANDING DISTRIBUTIONS AND TAXES” section of the fund’s prospectuses:
July 13, 2018
PROSTKR-1066

Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Distributions from other sources, if any, would be taxable as described below.
Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:
■	a portion of a fund’s dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds;
■	because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in a fund may have on the federal taxation of your benefits; and
■	capital gains distributions may be taxable.
Please Retain This Supplement for Future Reference
July 13, 2018
PROSTKR-1066
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